                                                                     Exhibit 4.2

                     SEE RESTRICTIVE LEGEND ON REVERSE SIDE
                                INTELISPAN, INC.
                           SERIES "A" PREFERRED STOCK
                 1,000,000 AUTHORIZED SHARES, PAR VALUE $.0001


NUMBER__________________                                    SHARES_____________

INCORPORATED IN THE STATE OF WASHINGTON                         SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                               CUSIP 458150 20 8

        THIS CERTIFIES THAT




        registered holder of





        transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

        IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.


DATED:


/s/ James D. Shook                                     /s/ Peter A. Nelson
------------------                                     -------------------
    SECRETARY                                               PRESIDENT


                                [CORPORATE SEAL]



COUNTERSIGNED:

        AMERICAN SECURITIES TRANSFER & TRUST, INC.
                       P.O. Box 1596
                  Denver, Colorado 80201

By:
     -----------------------------------------------
     Transfer Agent & Registrar Authorized Signature

                TRANSFER FEE: $15.00 PER NEW CERTIFICATE ISSUED



     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM  -as tenants in common           UNIF GIFT MIN ACT-   Custodian
     TEN ENT  -as tenants by the entireties                      --------------
     JT TEN   -as joint tenants with right of                  (Cust)   (Minor)
               survivorship and not as tenants     under Uniform Gifts to Minors
               in common                           Act
                                                       -------------------
                                                            (State)



    Additional abbreviations may also be used though not in the above list.


-------------------------------------------------------------------------------

For Value Received,                   hereby sell, assign and transfer unto
                    ----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
/                                     /
/                                     /
/                                     /
---------------------------------------


-------------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNER)



-------------------------------------------------------------------------------



-------------------------------------------------------------------------------


                                                                         Shares
------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   --------------------------------------------
attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated
      -------------------------------


                    ------------------------------------------------------------


                    ------------------------------------------------------------
                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                    CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.



Signature(s) Guaranteed:


------------------------------------


The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.


     The shares represented by this Certificate have not been registered under the Securities Act of 1933 ("the Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.